As filed with the Securities and Exchange Commission on October 15, 2004

Registration No. 333-64008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

CLEVELAND-CLIFFS INC

(Exact Name of Registrant as Specified in Its Charter)

Ohio	34-1464672

(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1100 Superior Avenue
     Cleveland, Ohio 44114-2589
(Address of Principal Executive Offices) (Zip Code)

CLEVELAND-CLIFFS INC NONEMPLOYEE DIRECTORS’ COMPENSATION PLAN
(AS AMENDED AND RESTATED AS OF JANUARY 1, 2004)

John E. Lenhard, Esq.
Vice President, Secretary and General Counsel
Cleveland-Cliffs Inc
1100 Superior Avenue
     Cleveland, Ohio 44114-2589
(Name and Address of Agent for Service)

     (216) 694-5700
(Telephone Number, Including Area Code, of Agent For Service)

This Post-Effective Amendment No. 1 is being filed to
add new Exhibits 4(a), 4(c) and additional Exhibits 23 and 24 to the Registration Statement.

This Post-Effective Amendment No. 1 to the Registration Statement shall become effective upon filing with the Securities and Exchange Commission pursuant to Rule 464 under the Securities Act of 1933.

Part II
Item 8. Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1 CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-24 POWER OF ATTORNEY

Part II

     On January 1, 2004, the Cleveland-Cliffs Inc Nonemployee Directors’ Compensation Plan, as amended by the First through the Fourth Amendments, was further amended and restated. Part II of Registration Statement No. 333-64008 on Form S-8, filed by Cleveland-Cliffs Inc (“Registrant”) with the Securities and Exchange Commission (“SEC”) on June 28, 2001, which incorporates by reference Registration Statement No. 333-06049 on Form S-8 as filed by the Registrant on June 14, 1996, is hereby amended by adding new Exhibits 4(a), 4(c), 23 and 24. New Exhibit 4(c) replaces Exhibits 4(c) through 4(g) as filed on S-8 Registration Statement No. 333-64008.

Item 8. Exhibits

4(a)	Amended Articles of Incorporation of the Registrant, as filed with Secretary of State of the State of Ohio on January 20, 2004 (filed as Exhibit 3(a) to the Registrant’s Form 10-K filed on February 13, 2004 and incorporated herein by reference, SEC File No.1-08944)

4(c)	Cleveland-Cliffs Inc Nonemployee Directors’ Compensation Plan (As Amended and Restated as of January 1, 2004) (filed as Exhibit 10(d) to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on July 29, 2004 and incorporated herein by reference, SEC File No. 1-08944)

23.1	Consent of Independent Registered Public Accounting Firm

24	Power of Attorney

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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-64008 on Form S-8 (“Post-Effective Amendment No. 1”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on October 15, 2004.

CLEVELAND-CLIFFS INC
By:	John E. Lenhard
John E. Lenhard, Vice President, Secretary
and General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been executed by the following persons in the capacities indicated as of October 15, 2004.

Signature	Title
* J. S. Brinzo	Chairman, President and Chief Executive Officer and Director (principal executive officer)
* D. J. Gallagher	Senior Vice President, Chief Financial Officer and Treasurer (principal financial officer)
* R. J. Leroux	Vice President and Controller (principal accounting officer)
* R. C. Cambre	Director
* R. Cucuz	Director
* D. H. Gunning	Vice Chairman and Director
* J. D. Ireland, III	Director

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Signature	Title
* F. R. McAllister	Director
* J. C. Morley	Director
* S. B. Oresman	Director
* R. Phillips	Director
* R. K. Riederer	Director
* A. Schwartz	Director

     * John E. Lenhard, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 on behalf of the above indicated officers and directors thereof (constituting a majority of the directors) pursuant to individual powers of attorney for each person filed with the SEC as Exhibit 24 to Registration Statement No. 333-64008 on Form S-8 and being filed with the SEC as Exhibit 24 in this Registration Statement on Form S-8.

October 15, 2004	By:	John E. Lenhard
John E. Lenhard, Attorney-in-Fact

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EXHIBIT INDEX

4(a)	Amended Articles of Incorporation of the Registrant, as filed with Secretary of State of the State of Ohio on January 20, 2004 (filed as Exhibit 3(a) to the Registrant’s Form 10-K filed on February 13, 2004 and incorporated herein by reference, SEC File No. 1-08944)

4(c)	Cleveland-Cliffs Inc Nonemployee Directors’ Compensation Plan (As Amended and Restated as of January 1, 2004) (filed as Exhibit 10(d) to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on July 29, 2004 and incorporated herein by reference, SEC File No. 1-08944)

23.1	Consent of Independent Registered Public Accounting Firm

24	Power of Attorney

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